UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2026

JFB CONSTRUCTION HOLDINGS

(Exact name of registrant as specified in its charter)

Nevada	001-42538	99-2549040
(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation)	File Number)	Identification No.)

1300 S. Dixie Highway, Suite B

Lantana, FL 33462

(Address of principal executive offices, including zip code)

561-582-9840

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	JFB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2026, JFB Construction Holdings (the “Company”), upon recommendation of the Compensation Committee and approval of the board of directors (the “Board”), issued an aggregate of 468,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 (the “Common Stock”) to certain officers, independent directors and employees of the Company for services provided during the 2025 fiscal year, pursuant to the JFB Construction Holdings 2024 Equity Incentive Plan (the “Plan”), as follows: (i) 300,000 shares to Joseph F. Basile III, Chairman and Chief Executive Officer; (ii) 100,000 shares to Ruben Calderon, Chief Financial Officer; (iii) 3,500 to Bill Dyer, Chief Operating Officer; (iv) 10,000 each to the other six Directors (60,000 total); and (v) the remaining 4,500 to five additional employees. The Shares were valued at $20.55 per share. The Shares will be allocated pursuant to the terms of the Plan and are registered under the Securities Act of 1933 (the “Act”) in a registration statement on Form S-8.

On January 16, 2026, the Board approved the issuance of an aggregate of 1,000,000 options (the “Options”) to Joseph F. Basile III, Chairman and Chief Executive Officer of the Company, to purchase shares of the Company’s Common Stock at an exercise price at least equal to the fair market value of one share of the Company’s Common Stock as of date of grant, pursuant to an option agreement (the “Option Agreement”).

The Options will vest as follows: (i) 250,000 shares six months after the date of grant, (ii) 250,000 shares twelve months after the date of grant, (iii) 250,000 shares 18 months after the date of grant, and (iv) 250,000 shares 24 months after the date of grant. The Options shall also fully vest upon the occurrence of a change of control.

The Options will expire at the earlier of (i) the close of business at Company headquarters on the day before the ten year anniversary of the date of grant; or (ii) termination of service.

The foregoing description of the Option Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the agreement attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Option Agreement by and between the Company and Joseph Basile, dated January 16, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JFB CONSTRUCTION HOLDINGS

Date: January 23, 2026	By:	/s/ Joseph F. Basile, III
Joseph F. Basile, III
Chief Executive Officer